UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 1, 2004



                            Maxus Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)



            MISSOURI                 00-13457                  48-1339136
  (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)


                                 (816) 303-4500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))





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Item 2.01   Completion of Acquisition or Disposition of Assets; Item 2.03
            Creation of a Direct Financial Obligation

     On September 1, 2004, (i) Arbor Gate Acquisition, L.L.C. ("Arbor Gate"), a newly formed, wholly-owned subsidiary of Maxus Operating Limited Partnership, the Registrant's operating limited partnership ("MOLP"), acquired a 120-unit apartment complex known as 100 Arbor Gate Circle located in the City of Picayune, Mississippi (the "Picayune Property") from an unrelated third party, LB 100 Arbor Gate Circle LLC and (ii) Waverly Acquisition, L.L.C. ("Waverly"), a newly formed, wholly-owned subsidiary of MOLP, acquired a 128-unit apartment complex known as 100 Waverly Drive located in the City of Bay Saint Louis, Mississippi (the "Bay Saint Louis Property") from an unrelated third party, LB 100 Waverly Drive LLC (the Picayune Property and the Bay Saint Louis Property are collectively referred to as the "Mississippi Properties"). The aggregate purchase price for the Mississippi Properties was approximately $9,400,000. Arbor Gate funded the acquisition of the Picayune Property from cash of approximately $869,000 and a mortgage loan of $3,080,000 from NorthMarq Capital, Inc., secured by the Picayune Property. Waverly funded the acquisition of the Bay Saint Louis Property from cash of approximately $1,184,000 and a mortgage loan of $4,250,000 from NorthMarq Capital, Inc., secured by and the Bay Saint Louis Property. Each mortgage loan bears interest at a variable rate with a maximum rate cap of 6.25% and is due and payable on September 1, 2011.

     The lender may accelerate the respective mortgage loans if Arbor Gate or Waverly, as the case may be, defaults under the terms of the mortgage loan documents, which defaults are customary defaults in real estate mortgage loan transactions.

     At the closing, Arbor Gate and Waverly collectively paid pay a broker's fee of $141,000, $70,500 of which was paid to an unrelated third party and $70,500 of which was paid to DLJ Enterprises, Inc. ("DLJ"). David L. Johnson, the Registrant's chief executive officer and current trustee is the principal owner and President of DLJ.

Item 9.01.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant intends to file the audited financial statements relative to the Mississippi Properties required pursuant to Article 11 of Regulation S-X by amending this Report no later than 71 calendar days after the date this Report must be filed.

     (b) Pro Forma Financial Information

     Pursuant to Item 9.01(b) and Item 9.01(a)(4) of Form 8-K, the Registrant intends to file the pro forma financial information relative to the Mississippi Properties required pursuant to Article 11 of Regulation S-X by amending this Report no later than 71 calendar days after the date this Report must be filed.

     (c) Exhibits. The following exhibits are being furnished with this Report:

     10.1 Purchase and Sale Agreement dated June 15, 2004 between LB 100 Arbor Gate Circle LLC and LB 100 Waverly Drive LLC and the Registrant is incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed pursuant to Rule 13a-13 under the Securities Exchange Act of 1934 (File No. 000-13754).


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     10.2 Amendment  No. 1  to Purchase and Sale  Agreement  dated July 13, 2004 between LB 100 Arbor Gate Circle LLC and LB 100 Waverly Drive LLC and the Registrant is incorporated by reference to Exhibit 10.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed pursuant to Rule 13a-13 under the Securities Exchange Act of 1934 (File No. 000-13754).

     10.3 Multifamily   Note   Multistate  -  Adjustable   Rate  (Revision  Date
3-25-2004) dated as of August 31, 2004 between Arbor Gate Acquisition, L.L.C. and NorthMarq Capital, Inc.

     10.4 Multifamily Deed of Trust, Assignment of Rents and Security Agreement (Revision Date 0-11-2004/05-11-2004) dated as of August 31, 2004 by Arbor Gate Acquisition, L.L.C. to Mississippi Valley Title Insurance Company, as trustee, for the benefit of NorthMarq Capital, Inc.

     10.5 Multifamily   Note  Multistate  -  Adjustable   Rate   (Revision  Date
3-25-2004) dated as of August 31, 2004 between Waverly Acquisition, L.L.C. and NorthMarq Capital, Inc.

     10.6 Multifamily Deed of Trust, Assignment of Rents and Security Agreement (Revision Date 0-11-2004/05-11-2004) dated as of August 31, 2004 by Waverly Acquisition, L.L.C. to Mississippi Valley Title Insurance Company, as trustee, for the benefit of NorthMarq Capital, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MAXUS REALTY TRUST, INC.


Date:  September 7, 2004     By: /s/ David L. Johnson
                                 -------------------
                                 David L. Johnson
                                 Chairman, President and Chief Executive Officer





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                            Maxus Realty Trust, Inc.

                   Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1 Purchase and Sale Agreement dated June 15, 2004 between LB 100 Arbor Gate Circle LLC and LB 100 Waverly Drive LLC and the Registrant is incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed pursuant to Rule 13a-13 under the Securities Exchange Act of 1934 (File No. 000-13754).

10.2 Amendment No. 1 to Purchase and Sale Agreement dated July 13, 2004 between LB 100 Arbor Gate Circle LLC and LB 100 Waverly Drive LLC and the Registrant is incorporated by reference to Exhibit 10.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed pursuant to Rule 13a-13 under the Securities Exchange Act of 1934 (File No. 000-13754).

10.3 Multifamily Note Multistate - Adjustable Rate (Revision Date 3-25-2004) dated as of August 31, 2004 between Arbor Gate Acquisition, L.L.C. and NorthMarq Capital, Inc.

10.4 Multifamily Deed of Trust, Assignment of Rents and Security Agreement (Revision Date 0-11-2004/05-11-2004) dated as of August 31, 2004 by Arbor Gate Acquisition, L.L.C. to Mississippi Valley Title Insurance Company, as trustee, for the benefit of NorthMarq Capital, Inc.

10.5 Multifamily Note Multistate - Adjustable Rate (Revision Date 3-25-2004) dated as of August 31, 2004 between Waverly Acquisition, L.L.C. and NorthMarq Capital, Inc.

10.6 Multifamily Deed of Trust, Assignment of Rents and Security Agreement (Revision Date 0-11-2004/05-11-2004) dated as of August 31, 2004 by Waverly Acquisition, L.L.C. to Mississippi Valley Title Insurance Company, as trustee, for the benefit of NorthMarq Capital, Inc.


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